UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Electronic Clearing House, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ELECTRONIC CLEARING HOUSE, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
February 9, 2004

To the Shareholders of Electronic Clearing House, Inc.:

You are cordially invited to attend the Annual Meeting of Shareholders of Electronic Clearing House, Inc. to be held on Monday, February 9, 2004 at 10:00 a.m., local time, at the Camarillo Courtyard by Marriott Hotel, 4994 Verdugo Way, Camarillo, California, for the following purposes:

1.	To elect one Class II director to serve on the Board of Directors for a three-year term;

2.	To ratify the selection of PricewaterhouseCoopers LLP as our independent public accountants for the fiscal year ending September 30, 2004; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on December 15, 2003, as the record date for determining those shareholders who will be entitled to vote at the Meeting or any adjournment thereof.

Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed Proxy and return it by January 26, 2003 in the envelope provided for that purpose.

The enclosed Proxy is being solicited on behalf of our Board of Directors.

By Order of the Board of Directors,

DONNA L. REHMAN
Corporate Secretary

Camarillo, California
Dated: January 7, 2004

PROXY STATEMENT

ELECTRONIC CLEARING HOUSE, INC.
730 PASEO CAMARILLO, CAMARILLO, CA 93010

ANNUAL MEETING OF SHAREHOLDERS
February 9, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Electronic Clearing House, Inc., a Nevada corporation, for use at the Annual Meeting of Shareholders (the “Meeting”) which will be held on February 9, 2004 at 10:00 a.m., local time, at the Camarillo Courtyard by Marriott Hotel, 4994 Verdugo Way, Camarillo, California. The approximate mailing date of this Proxy Statement is January 7, 2004.

PROXIES

The shares represented by proxy in the form solicited by our Board of Directors will be voted at the Meeting if the proxy is returned to us properly executed. Where a choice is specified with respect to the matter being voted upon, the shares represented by the proxy will be voted in accordance with such specification. The proxy may specify approval or disapproval of the nominee for director of our company, or may withhold authority to vote for such nominee for director, and for the approval of the other proposals described herein. If your shares are held in street name (i.e., in the name of your broker or bank), you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote at the Meeting.

It is intended that shares represented by proxies in the accompanying form will be voted for the election of the person listed below under “Election of Directors”. Although the Board of Directors does not know whether any nominations will be made at the Meeting other than those set forth herein, if any such nomination is made, or if votes are cast for any candidates other than those nominated by the Board of Directors, the persons authorized to vote shares represented by executed proxies in the enclosed form (if authority to vote for the election of directors or for any particular nominee is not withheld) will have full discretion and authority to vote for all of the nominees for the Board of Directors, as provided in the proxy. We are not aware of any matters to be voted upon at the Meeting other than as stated herein and in the accompanying Notice of Annual Meeting of Shareholders. If any other matters are properly brought before the Meeting, the enclosed proxy gives authority to the persons named in such proxy to vote the shares in their best judgment.

If you are a shareholder of record (i.e., your shares are registered in your name), you may revoke your proxy at any time before the meeting either by filing with our Secretary, at our principal executive offices, a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. However, attendance at the Meeting will not constitute a revocation of a proxy.

The cost of soliciting proxies will be borne by us. In addition, we may reimburse brokerage firms and other firms representing beneficial owners of shares for their expenses in forwarding solicitation materials to the beneficial owners. Proxies may also be solicited by certain of our directors, officers and regular employees, without additional compensation, personally or by telephone or telegram.

Please MARK, SIGN and DATE the enclosed proxy card and RETURN it by January 26, 2004, in the enclosed envelope provided for this purpose.

On December 15, 2003, the record date for determining shareholders entitled to vote at the Annual Meeting of Shareholders, we had outstanding and entitled to vote at the Meeting 6,319,863 shares of Common Stock, par value $.01 per share (the “Common Stock”). Each share of Common Stock is entitled to one vote on any matter brought before the Meeting, including election of the directors. Our Articles of Incorporation and By-Laws do not contain any provision for cumulative voting and no provision of applicable law requiring cumulative voting by us is applicable to your shares.

The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock outstanding on the record date. Shares that are voted “for” or “against”, or are “withheld” from a matter are treated as being present at the Meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the holders of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. While abstentions will be counted for purposes of determining both the presence or absence of a quorum for the transaction of business and the total number of votes cast with respect to a particular matter, broker non-votes with respect to proposals set forth in this Proxy Statement will not be considered votes cast and, accordingly, will not affect the determination as to whether the requisite majority of votes cast has been obtained with respect to a particular matter. Each of the proposals must receive the affirmative vote of the holders of a majority of our shares present and voting, in person or by proxy, to be adopted.

PERFORMANCE GRAPH

The following graph shows a five-year comparison of the total cumulative returns of investing $100 on September 30, 1998, in Electronic Clearing House, Inc. (“ECHO”) Common Stock, the NASDAQ-Composite Index, and the NASDAQ-Finance Index. The NASDAQ-Composite Index represents a broad market group in which we participate. The NASDAQ-Finance Index was chosen as having a representative peer group of companies for the 2003 Proxy Statement, and includes Electronic Clearing House, Inc. All comparisons of stock price performance shown assume the reinvestment of dividends, although we have not historically paid any dividends on shares of our Common Stock.

September 30,	Measurement Point 1998	1999	2000	2001	2002	2003
ECHO	$100.00	$100.00	$141.18	$50.59	$28.24	$165.65
NASDAQ-Composite	$100.00	$163.12	$217.03	$88.74	$69.90	$106.49
NASDAQ-Finance	$100.00	$108.69	$115.29	$126.92	$133.49	$166.34

PRINCIPAL OWNERS OF COMMON STOCK

Based on a Schedule 13D/A filed with the Securities and Exchange Commission, the following individual has beneficial ownership or control of 5% or more of our outstanding Common Stock:

Name & Address	Number of Shares Beneficially Owned	Percentage of Common Stock
Melvin Laufer 136 Beach 140th Street Far Rockaway, NY 11694	400,000	6.82%

The following table sets forth the number of shares of Common Stock owned beneficially by our (i) directors, (ii) the Named Executive Officers (as defined below), and (iii) the executive officers and directors as a group, as of the record date, December 15, 2003. Such figures are based upon information furnished by the persons named.

Name & Address	Number of Shares Beneficially Owned		Percentage of Common Stock(1)
Joel M. Barry Chairman/Chief Executive Officer 730 Paseo Camarillo Camarillo, CA 93010	290,619	(2)	4.44%
Alice L. Cheung Chief Financial Officer/Treasurer 730 Paseo Camarillo Camarillo, CA 93010	67,000	(2)	1.05%
Jesse Fong Vice President 730 Paseo Camarillo Camarillo, CA 93010	22,778	(2)	0.36%
Aristides W. Georgantas Director 180 Springdale Road Princeton, NJ 08540	16,521		0.26%
Herbert L. Lucas, Jr. Director 12011 San Vicente Blvd. Los Angeles, CA 90049	27,408	(3)	0.43%
Alex Seltzer Chief Operating Officer/Chief Information Officer 730 Paseo Camarillo Camarillo, CA 93010	62,900	(2)	0.99%

Name & Address	Number of Shares Beneficially Owned		Percentage of Common Stock(1)
Rick Slater Vice President 730 Paseo Camarillo Camarillo, CA 93010	40,500	(2)	0.64%
Carl R. Terzian Director 12400 Wilshire Blvd. Los Angeles, CA 90025	3,031		0.05%
Patricia Williams Vice President 730 Paseo Camarillo Camarillo, CA 93010	55,675	(2)	0.87%
Jack Wilson Vice President 730 Paseo Camarillo Camarillo, CA 93010	49,045	(2)(4)	0.77%
All Named Executive Officers and directors as a group (13 persons)	719,163		10.43%

(1)	Outstanding Common Shares with effect given to individual shareholder’s exercise of stock options described in footnotes 2 through 4. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at December 15, 2003.

(2)	Includes stock options according to the terms of the Officers and Key Employees Incentive Stock Option Plan and the 2003 Incentive Stock Option Plan, which for the following number of shares and for the following individuals could be acquired within 60 days through the exercise of stock options: Joel M. Barry, 153,000 shares; Alice Cheung, 40,000 shares; Jesse Fong, 15,000 shares; Alex Seltzer, 11,000 shares; Rick Slater, 33,000 shares; Patricia Williams, 32,000 shares; and Jack Wilson 26,000 shares.

(3)	Includes 17,972 shares indirectly owned by Mr. Lucas through a trust for his wife.

(4)	Includes 530 shares indirectly owned by Mr. Wilson through his wife.

(5)	Includes shares and stock options according to the terms of the Officers and Key Employees Incentive Stock Option Plan and the 2003 Incentive Stock Option Plan, which for the following number of shares and for the following individuals could be acquired within 60 days through the exercise of stock options: David Griffin, 18,000 shares; Sharat Shankar, 0 shares; and Donna Rehman, 4,900 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and the holders of 10% or more of our Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our equity securities. Based solely on our review of the copies of the forms received by us and written representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that, during the year ended September 30, 2003, all of our executive officers and directors complied with all Section 16(a) filing requirements. To our knowledge, based upon our review of Schedules 13D and 13G filed with the Securities and Exchange Commission, no individual has beneficial ownership or control over 10% or more of our outstanding Common Stock.

Board of Directors’ Meetings and Committees

During fiscal year 2003, there were five regular meetings and one special meeting of the Board of Directors. Each director attended at least 75% of the meetings of the Board of Directors and Committees on which he served during the time he was a director.

The Audit Committee, which currently consists of Messrs. Herbert L. Lucas, Jr., Aristides W. Georgantas, and Carl R. Terzian, met three times during fiscal year 2003. Messrs. Lucas, Georgantas and Terzian are “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the NASDAQ Marketplace Rules. The Audit Committee’s primary duties and responsibilities include appointment of the independent auditors, evaluation of the performance and independence of such auditors and review of the annual audited financial statements and the quarterly financial statements, as well as the adequacy of our internal controls. Altogether, the role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. After reassessing the provisions of the Audit Committee’s prior Charter, and in light of recent changes in the securities laws, the Audit Committee recommended, and the Board of Directors approved, an Amended and Restated Audit Committee Charter in December 2003. The Amended and Restated Audit Committee Charter is attached to this proxy statement as “Appendix A”. See also “Report of the Audit Committee of the Board of Directors.”

The Executive Compensation Committee, which currently consists of Messrs. Herbert L. Lucas, Jr., Aristides W. Georgantas, and Carl R. Terzian, met one time during fiscal year 2003. Messrs. Lucas, Georgantas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. The function of the Executive Compensation Committee is to review and approve salaries, bonuses and other benefits payable to our executive officers, including administration of the 2003 Incentive Stock Option Plan and prior to its expiration in 2002, the administration of the Officers and Key Employees Incentive Stock Option Plan. See “Report of the Officers Compensation Committee of the Board of Directors.”

The Governance and Nominating Committee, which currently consists of Messrs. Herbert L. Lucas, Jr., Aristides W. Georgantas, and Carl R. Terzian, met one time during fiscal year 2003. Messrs. Lucas, Georgantas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. The Governance and Nominating Committee’s duties and responsibilities are to oversee and periodically review our corporate governance practices and to nominate candidates for election to our Board of Directors for three-year terms. See “Report of the Governance and Nominating Committee of the Board of Directors.”

Officers

Our officers are appointed by the Board of Directors and serve at the discretion of the Board of Directors.

Compensation of Directors

Each outside director received $28,000 and 3,031 shares of Common Stock in fiscal 2003; $15,000 and 6,912 shares of Common Stock in fiscal 2002; and $15,000 and 3,750 shares of Common Stock in fiscal 2001. Directors are compensated for all reasonable expenses and are not compensated for special meetings.

EXECUTIVE COMPENSATION

Executive Officers

Our executive officers are:

Name	Position	Date First Became Officer
Joel M. Barry	Chairman of the Board, Chief Executive Officer	1986
Alice L. Cheung	Chief Financial Officer, Treasurer	1996
Alex Seltzer	Chief Operating Officer/ Chief Information Officer	2002
Jesse Fong	Vice President	1994
David Griffin	Vice President	1990
Sharat Shankar	Vice President	2003
Rick Slater	Vice President	1998
Patricia M. Williams	Vice President	1997
Jack Wilson	Vice President	1994
Donna L. Rehman	Corporate Secretary	1990

JOEL M. BARRY, age 53, has been a Director of ECHO since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to June 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of ECHO. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly-owned subsidiaries. From August 1981 to June 1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina, California. Mr. Barry attended Oklahoma State University from 1969 to 1970, majoring in Accounting and Ozark Bible College from 1970 to 1972, majoring in music.

ALICE L. CHEUNG, age 46, has served as Treasurer and Chief Financial Officer since July 1996. Ms. Cheung received her BS degree in business administration/accounting from California State University in Long Beach, California and became a Certified Public Accountant in May 1982. Prior to joining ECHO, Ms. Cheung was the Treasurer and Chief Financial Officer of American Mobile Systems from February 1988 to January 1996, prior to its merger with Nextel Communications, Inc. Ms. Cheung is an active member of the American Institute of Certified Public Accountants and Financial Executive Institute.

JESSE FONG, age 52, has served as Vice President of Information Systems since September 1994. Mr. Fong joined ECHO in 1984 and has served as programmer, Data Processing manager and MIS director. He received a degree major in M.E. and minor in Computer Science in 1972, received an International Marketing certificate in 1975 and a Business Administration certificate in 1976. Mr. Fong worked as Marketing manager, Sales manager and Trainer with the Xerox Corporation in Taiwan from 1974 to 1978. After that, he joined Abbott Laboratory as Country manager for two years. After immigrating to the United States in 1980, he worked as International Marketing manager in a trading firm for four years.

DAVID GRIFFIN, age 55, has served as Vice President of Check Guarantee since October 2001. Previous to this capacity, he was Vice President of Check Services for ECHO from June 1990 to October 2001 and Vice President of Operations from January 1986 until September 1989, at which time he became a consultant to ECHO. Mr. Griffin has served as Senior Vice President and General Manager for TeleCheck, Los Angeles and TeleCheck, San Diego, from May 1983 to August 1985. Prior to these appointments, he was Regional Manager of TeleCheck Services, a franchiser of check guarantee services, a division of Tymshare Corporation, which was subsequently acquired by McDonnell Douglas Corporation. Mr. Griffin holds a business administration degree with a major in accounting from the University of Houston.

ALEX SELTZER, age 51, joined ECHO in August 2002 as Chief Operating Officer and Chief Information Officer. Prior to joining ECHO, Mr. Seltzer was the CIO and co-founder of Online Resources Corporation, an e-financial services outsourcer providing home banking, bill payment, and integrated third-party financial services to small and medium-sized U.S. banks. Mr. Seltzer holds a BS degree in Applied Math and Computer Science from MIT in Cambridge, Massachusetts and an MBA from Stanford Graduate School of Business in Stanford, California.

SHARAT SHANKAR, age 33, joined ECHO in June 2003 as Vice President of Risk Management and Business Intelligence. Prior to joining ECHO, Mr. Shankar worked at TeleCheck for approximately eight years where he held a variety of positions leading up to Vice President of Risk Management. Prior to TeleCheck, Mr. Shankar held positions at MetLife as well as Hong Kong and Shanghai Bank, Madras, India. Mr. Shankar holds a Bachelor of Commerce degree from Loyola College, India, and a Master of Business Administration degree from James Madison University, Virginia.

RICK SLATER, age 43, joined ECHO in May 1995 as Vice President of Computer Based Controls, Inc. (“CBC”). Mr. Slater was appointed President of CBC in December 1995, Vice President of ECHO in November 1998 and Chief Technology Officer in October 1999. Prior to joining ECHO, Mr. Slater was President of Slater Research, which provided contract engineering services to various institutions. During this time, Mr. Slater directly participated in the U.S. Coast Guard COMSTA upgrade project including site surveys, systems design and system upgrade integration in a number of sites within the U.S. Prior to this position, Mr. Slater served as a group leader at Aiken Advanced Systems. Mr. Slater holds a BS degree in electrical engineering technology from Old Dominion University, Norfolk, Virginia.

PATRICIA M. WILLIAMS, age 38, joined ECHO in September 1996, serving as Director of Program Management, Ms. Williams was appointed Vice President of Corporate Program Management in October 1997 and Vice President of Check Services in October 2001. In June of 2003, Ms. Williams was appointed to the position of Vice President of Sales and Marketing. Prior to joining ECHO, Ms. Williams was an Operations Manager for Bank of America Systems Engineering in San Francisco. Ms. Williams has also served as a Senior Program manager for the Los Angeles office of LANSystems, Inc., a nationwide systems integrator as well as a Senior Project Manager and Systems Engineer for Bank of America Systems Engineering in Los Angeles. Ms. Williams holds a B.A. degree in communications from the University of California, Los Angeles.

JACK WILSON, age 59, has served as Vice President of Merchant Services since June 1994 and was Director of Bankcard Relations for ECHO from October 1992 until May 1994. Mr. Wilson served as Vice President for Truckee River Bank from August 1989 until September 1992. Previously, he was Senior Vice President/Cashier of Sunrise Bancorp and a Vice President of First Interstate Bank. Mr. Wilson holds a teaching credential from the California Community College System in business and finance.

DONNA L. REHMAN, age 54, joined ECHO in 1988 and has served as Corporate Secretary since 1990. For three years prior thereto, she was self-employed in Woodland Hills, California in educational books and toys. She attended Southern Illinois University in Carbondale and was employed as an administrative assistant in Chicago for 4 years and Los Angeles for 5 years.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between our Board of Directors or Executive Compensation Committee and the board of directors or compensation committee of any other company.

Cash Compensation of Officers

The following table sets forth the total compensation paid and stock options offered by us to our Chief Executive Officer and to each of its most highly compensated executive officers, other than the Chief Executive Officer (collectively, the “Named Executive Officers”), whose compensation exceeded $100,000 during the fiscal years ended September 30, 2003, 2002,and 2001.

Summary Compensation Table

	Capacities in Which Served		Annual Compensation		Long Term Compensation Securities Underlying Options(2)
Name		Year	Salary(1)	Bonus		Other(3)
Joel M. Barry	Chairman/Chief	2003	$223,125	$-0-	40,000	$-0-
	Executive Officer	2002	209,000	-0-	50,000	-0-
		2001	203,000	25,500	12,500	-0-

Alex Seltzer	Chief Information	2003	$148,295	$-0-	5,000	$2,250
	Officer/Chief	2002	14,230	-0-	50,000	-0-
	Operating Officer	2001	-0-	-0-	-0-	-0-

Alice Cheung	Chief Financial	2003	$125,500	$15,000	15,000	$4,175
	Officer/Treasurer	2002	110,500	11,500	5,000	3,450
		2001	104,750	10,000	5,000	2,600

Rick Slater	Vice President	2003	$121,600	$5,000	2,500	$2,512
		2002	119,000	5,000	5,000	1,450
		2001	117,850	7,000	2,500	600

Jack Wilson	Vice President	2003	$111,190	$15,000	15,000	$2,998
		2002	103,750	16,500	5,000	2,250
		2001	91,250	10,000	7,500	2,600

Patricia Williams	Vice President	2003	$111,190	$15,000	15,000	-0-
		2002	103,750	16,500	10,000	$3,000
		2001	96,500	10,000	10,000	2,400

Jesse Fong	Vice President	2003	$ 98,880	$4,000	2,500	$2,526
		2002	94,000	5,000	5,000	2,540
		2001	93,400	4,000	2,500	2,396

(1)	We provide Mr. Barry and Mr. Wilson with an automobile. There has been no compensation paid other than that indicated in the above table.

(2)	None of these options have been exercised.

(3)	Represents our match of contributions to our 401(k) plan. We contribute 25% of each employee’s contribution to the 401(k) plan.

Fiscal 2003 Option Grants Table

The following table sets forth the stock options granted to our Chief Executive Officer and each of the other Named Executive Officers during the fiscal year ended September 30, 2003. Under applicable Securities and Exchange Commission regulations, companies are required to project an estimate of appreciation of the underlying shares of stock during the option term. We have chosen to project this estimate using the potential realizable value at assumed annual rates of stock price appreciation for the option term at assumed rates of appreciation of 5% and 10%. However, the ultimate value will depend upon the market value of our stock at a future date, which may or may not correspond to the following projections.

	Options Granted(1)	Percent of Total Granted to Employees in Fiscal Year	Exercise Price per share	Expiration Date	Potential Realization Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
Name					5%	10%
Joel M. Barry	40,000	16.80%	$2.31	02/03/13	$25,600	$56,400
Alex Seltzer	5,000	2.10%	$1.30	12/09/12	$1,800	$3,950
Alice Cheung	15,000	6.30%	$1.30	12/09/12	$5,400	$11,850
Rick Slater	2,500	1.05%	$1.30	12/09/12	$900	$1,975
Jack Wilson	15,000	6.30%	$1.30	12/09/12	$5,400	$11,850
Patricia Williams	15,000	6.30%	$1.30	12/09/12	$5,400	$11,850
Jesse Fong	2,500	1.05%	$1.30	12/09/12	$900	$1,975

(1)	All options vest in five equal annual installments beginning 12 months following the date of the grant.

Aggregated Option/SAR Exercises and Fiscal-Year Option/SAR Value Table

The following table sets forth information concerning the exercise of stock options during the fiscal year ended September 30, 2003 by each of our Named Executive Officers and the number and value of unexercised options held by each of our Named Executive Officers as of the fiscal year ended September 30, 2003.

Name	Shares acquired on exercise	Value realized	Number of unexercised options/SARS at FY-end	Value of unexercised in-the-money Options/SARS at FY-end(1)
Joel M. Barry	32,500	$40,018	222,500	$891,000
Alice Cheung	5,000	$-0-	57,500	$230,050
Jesse Fong	-0-	$-0-	21,500	$69,240
Alex Seltzer	-0-	$-0-	55,000	$316,200
Rick Slater	10,000	$24,406	40,000	$165,500
Jack Wilson	7,500	$39,450	45,000	$195,250
Patricia Williams	4,000	$17,020	55,000	$204,860

(1)	Based on the closing sale price of the Common Stock on September 30, 2003 of $7.04 per share, less the option exercise price.

Stock Option Plan

On May 13, 1992, our Board of Directors authorized adoption of an Officers and Key Employees Incentive Stock Option Plan (“Plan”), ratified by the shareholders at the Annual Meeting held July 10, 1992. The Plan provided for the issuance of up to 81,250 shares of Common Stock underlying stock options, each to purchase one share of the Common Stock for $3.40 per share, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

On November 18, 1996, our Board of Directors authorized an increase in the Plan to 843,750 shares underlying stock options and such increase was ratified by the shareholders at the Annual Meeting held in February 1997.

On February 4, 1999, our Board of Directors authorized an increase in the Plan to 1,343,750 shares underlying stock options and such increase was ratified by the shareholders at the Annual Meeting held in February 1999.

On May 13, 2002, the Plan expired. The 2003 Incentive Stock Option Plan, which provided for the issuance of up to 900,000 shares of Common Stock underlying stock options, was approved by our Board of Directors and by our shareholders at the Annual Meeting of Shareholders held on February 3, 2003.

Employment Agreements

None.

Bonus, Profit Sharing and Other Remuneration Plans and Pension and Retirement Plans

In addition to salary, the Executive Compensation Committee, from time to time, grants options to executive officers and key personnel pursuant to the 2003 Incentive Stock Option Plan. The Executive Compensation Committee thus views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the Executive Compensation Committee believes that options motivate executive officers and key personnel to manage us in a manner which will also benefit shareholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to executive officers or key personnel is their ability to influence our long-term growth and profitability.

The Executive Compensation Committee has also established a bonus program to reward extraordinary performance that exceeds pre-set goals established for executive officers and key personnel. We believe that such a bonus program provides the incentive to exceed such goals, thereby building shareholder value.

We have a contributory 401(K) Retirement Pension Plan, which covers all employees who are qualified under the plan provisions.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is currently composed of Messrs. Herbert L. Lucas, Jr., Aristides W. Georgantas (Chairman), and Carl R. Terzian. Messrs. Lucas, Georgantas and Terzian are “independent directors” within the meaning of Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended, and the NASDAQ Marketplace Rules.

During fiscal 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board on February 4, 2000. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval. After reassessing the provisions of the Audit Committee’s prior Charter, and in light of recent changes in the securities laws, the Audit Committee recommended, and the Board of Directors approved, an Amended and Restated Audit Committee Charter in December 2003. The Amended and Restated Audit Committee Charter is attached to this proxy statement as “Appendix A”.

Among other matters, the Audit Committee:

•	Is charged with monitoring the preparation of annual financial reports by management, including discussions with management and outside auditors about draft annual financial statements and significant accounting and reporting matters;

•	Is responsible for matters concerning any relationship with our outside auditors, including their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to us; and determining whether the outside auditors are independent (based in part on the annual letter provided pursuant to Independence Standards Board Standard No. 1); and

•	Oversees management’s implementation of effective systems of internal controls, including a review of policies relating to legal and regulatory compliance, ethics and conflicts of interests.

The Audit Committee’s duties, responsibilities and powers are identified in the Charter attached to this Proxy Statement as “Appendix A”. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Charter.

In overseeing the preparation of our financial statements, the Committee met with both management and our outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management and the auditors advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements in detail with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

With respect to our outside auditors, the Committee, among other things, discussed with PricewaterhouseCoopers LLP matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Discussions with Audit Committee).

On the basis of these reviews and discussions, the Committee recommended to the Board that it approve the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 for filing with the Securities and Exchange Commission.

The Audit Committee
Aristides W. Georgantas, Chairman
Herbert L. Lucas, Jr.
Carl R. Terzian

Report of the Executive Compensation Committee of the Board of Directors

The Executive Compensation Committee of the Board of Directors reviews and approves salaries, bonuses and other benefits payable to our executive officers and administers our 2003 Incentive Stock Option Plan, and prior to its expiration, the Officers and Key Employees Incentive Stock Option Plan. The Executive Compensation Committee is currently composed of Aristides W. Georgantas (Chairman), Herbert L. Lucas, Jr. and Carl R. Terzian. Messrs. Lucas, Georgantas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules. In light of recent changes in the securities laws, in December 2003, our Executive Compensation Committee recommended, and the Board of Directors approved, an Executive Compensation Committee Charter. The Executive Compensation Committee Charter is available on our website at www.echo-inc.com

Compensation Philosophy. The philosophy used by the Executive Compensation Committee in establishing compensation for executive officers, including the Chief Executive Officer, is to attract and retain key personnel through the payment of competitive based salaries, annual bonuses and the granting of stock options. Where appropriate, relocation benefits are paid to attract key individuals.

Executive Officer Compensation. Salaries of executive officers have been negotiated between our company and each executive officer, and were influenced by such factors as salaries paid to similar level executive officers in comparable-sized companies, the availability of persons with similar abilities and the geographic location of our offices. The companies that the Executive Compensation Committee considers to be similar to us for purposes of making such determination are principally those companies against which we compete for executive personnel. The Executive Compensation Committee believes that it has adequate knowledge of the compensation levels of such other companies as a result of information available to the public, recruitment efforts and compensation negotiations directed at candidates employed by such other companies, as well as data gathered from time to time from surveys, independent consultants and as a result of interactions between our personnel and the personnel of such other companies.

In evaluating annual compensation levels and bonuses for our executive officers other than the Chief Executive Officer, the Executive Compensation Committee considered, among other factors including its discussions with our Chief Executive Officer, the individual, team, and company-wide performance and results against applicable pre-established annual and long-term performance goals, taking into account shareholder return, economic and business conditions, remuneration given to each executive officer in the past and comparative and competitive compensation and benefit performance levels. The Committee also considered our ability to increase salaries paid to our executive officers, taking into account our operating results and overall operations as a whole. Ultimately, the consideration of additional factors and the weight given to any particular factor is within the discretion of the Executive Compensation Committee. As a result of such review, the Executive Compensation Committee made its determinations for annual compensation, bonus and equity incentives for each of our executive officers as identified in this proxy statement.

Chief Executive Officer Compensation. With respect to reviewing the compensation provided to our Chief Executive Officer, the Executive Compensation Committee believes that, because our Chief Executive Officer is responsible for our overall operations, his personal performance should be judged, based on the performance of our company as a whole. In this regard, the Executive Compensation

Committee considers both quantitative and qualitative factors. Quantitative items used by the Executive Compensation Committee in analyzing our performance include sales and sales growth, results of operations and an analysis of actual levels of operating results and sales to budgeted amounts. Qualitative factors include the Executive Compensation Committee’s assessment of such matters as the enhancement of our image and reputation, expansion into new markets and business segments, and the development and success of new strategic relationships and new marketing opportunities. As such, the Executive Compensation Committee reviewed and approved goals and objectives relevant to our Chief Executive Officer’s compensation package prior to the beginning of our fiscal year ended September 30 2002, and at the conclusion of that year, evaluated his performance in light of the goals and objectives established by the Executive Compensation Committee to determine his compensation for the year ended September 30, 2003. As a result of that review, the Executive Compensation Committee made its determinations for the annual compensation, bonus and equity incentives of our Chief Executive Officer as identified in this proxy statement.

Mr. Barry, our Chief Executive Officer, was paid an annual salary of $223,125 and no bonus for fiscal year ended September 30, 2003. In addition, Mr. Barry was granted options to purchase 40,000 shares of our Common Stock during fiscal 2003. The Executive Compensation Committee believes that tying the remuneration of Mr. Barry to the achievement of certain company goals and to the performance of the Common Stock will enhance our long-term performance.

The Executive Compensation Committee
Aristides W. Georgantas, Chairman
Herbert L. Lucas, Jr.
Carl R. Terzian

Report of the Governance and Nominating Committee of the Board of Directors

In light of recent changes in the securities laws, in December 2003, our former Nominating Committee recommended, and the Board of Directors approved, a Governance and Nominating Committee Charter. The Governance and Nominating Committee Charter is available on our website at www.echo-inc.com.

The Governance and Nominating Committee of the Board of Directors, the former Nominating Committee of the Board, reviews those Board members who are candidates for re-election to our Board of Directors for the next three-year term, and nominates outside candidates for inclusion on the Board. The Governance and Nominating Committee also reviews periodically and monitors (i) our corporate governance guidelines to assure that they reflect best practices and are appropriate for us, (ii) with the assistance of our management and outside counsel, applicable regulatory requirements relevant to our corporate governance guidelines to assure our compliance therewith, and (iii) our Articles of Incorporation and Bylaws as they relate to corporate governance issues.

The Governance and Nominating Committee is currently composed of Herbert L. Lucas (Chairman), Carl R. Terzian, and Aristides W. Georgantas. Messrs. Lucas, Georgantas and Terzian are “independent directors” within the meaning of the NASDAQ Marketplace Rules.

The Governance and Nominating Committee makes the determination to nominate a candidate who is a current member of the Board of Directors for re-election. Additionally, the Governance and Nominating Committee may nominate an outside candidate for inclusion to our Board of Directors. The Nominating Committee does not consider nominees recommended by shareholders.

Among other matters, the Governance and Nominating Committee:

•	Reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of us and the Board;

•	Conducts candidate searches, interviews prospective candidates and conducts programs to introduce candidates to us, our management and operations, and confirm the appropriate level of interest of such candidates;

•	Recommends to the Board qualified candidates who bring the background, knowledge, experience, independence, skill sets and expertise that would strengthen and increase the diversity of the Board;

•	Conducts appropriate inquiries into the background and qualifications of potential nominees; and

•	Reviews the suitability for continued service as a director of each Board member when he or she has a significant change in status, such as an employment change, and recommends whether or not such director should be re-nominated.

Based on the foregoing, upon its own recommendation, the Governance and Nominating Committee nominated Carl R. Terzian for re-election as a Class II director to the Board of Directors, subject to shareholder approval, for a three-year term ending February, 2007.

The Governance and Nominating Committee Herbert
L. Lucas, Jr., Chairman
Carl R. Terzian
Aristides W. Georgantas

DESCRIPTION OF PROPOSALS

PROPOSAL 1

Proposal To Elect One Director To Serve For The Respective Term Specified

On December 8, 2003, the members of the Governance and Nominating Committee passed a motion to nominate Mr. Carl R. Terzian for election as a Class II director to the Board of Directors for a three-year term ending February 2007.

ELECTION OF DIRECTORS

One director is proposed to be elected at the Annual Meeting. The members of our Board of Directors are divided into three classes. The members of one class are elected at each annual meeting of shareholders to hold office for a three-year term and/or until successors of such class members have been elected and qualified. The respective members of each class are set forth below:

Class I	Herbert L. Lucas, Jr.
Class II	Carl R. Terzian
Class III	Aristides W. Georgantas Joel M. Barry

Only the Class II director is to be elected at this meeting to serve for a term of three years or until his respective successor is elected and qualified.

Nominee

The nominee for election to the Board of Directors as a Class II director is Carl R. Terzian.

Directors

The current members of the Board of Directors are:

Name	Age	Director Since	Position with ECHO	Term Ending February:
Joel M. Barry	53	1986	Chairman, CEO	2005
Aristides W. Georgantas	59	1999	Director	2005
Herbert L. Lucas, Jr.	77	1991	Director	2006
Carl R. Terzian	68	2002	Director	2004

JOEL M. BARRY, age 53, has been a Director of ECHO since July 1986, and Chairman of the Board since December 1986. Mr. Barry served as Chief Financial Officer from May 1987 to Jun, 1990, and Executive Vice President from October 1987 to June 1990, when he was designated Chief Executive Officer of ECHO. Mr. Barry is also a Director and Chief Executive Officer of the MerchantAmerica and XPRESSCHEX, Inc. wholly-owned subsidiaries. From August 1981 to June 1991, Mr. Barry was a lecturer and investment counselor for Dynamic Seminars, a firm he founded in 1981, and Basics Financial Planning and Investments, a firm he founded in 1983. From 1972 to 1974, Mr. Barry owned and operated a recording business and from 1975 to 1981 was employed as the Director of Marketing and Sales with Financial Dynamics, a financial planning firm located in Covina,

California. Mr. Barry attended Oklahoma State University from 1969 to 1970, majoring in Accounting and Ozark Bible College from 1970 to 1972, majoring in music.

ARISTIDES W. GEORGANTAS, age 59, has served as a Director since February 1999. Mr. Georgantas, prior to his retirement, was Executive Vice President and Chief Operating Officer at Chase Manhattan Bank’s Global Asset Management/Private Banking Division. He serves as a director of Horizon Blue Cross Blue Shield of New Jersey, the Glenmede Trust Company, the Foundation for Public Broadcasting in New Jersey, and Mathematica Policy Research, Inc. Mr. Georgantas is a graduate of the University of Massachusetts and Columbia University Graduate School of Business.

HERBERT L. LUCAS, age 77, has been a Director since 1991. Mr. Lucas received a BA degree in History in 1950 from Princeton University and an MBA degree in 1952 from Harvard University Graduate School of Business Administration. He served as President from 1972 to 1981 of Carnation International in Los Angeles and as a member of the Board of Directors of the Carnation Company. Since 1982, Mr. Lucas has managed his family investment business. He has served on the Board of Directors of various financial and business institutions including Wellington Trust Company, Arctic Alaska Fisheries, Inc., Nutraceutix, and Sunworld International Airways, Inc. Mr. Lucas has served as a Trustee of The J. Paul Getty Trust, the Los Angeles County Museum of Art, and Winrock International Institute for Agricultural Research and Development. He was formerly a member of the Board of Trustees of Princeton University.

CARL R. TERZIAN, age 68, has served as a Director since December, 2002. Mr. Terzian graduated magna cum laude from the University of Southern California in 1957. Following his USC education, Mr. Terzian served as an international good will ambassador for President Eisenhower and Secretary of State John Foster Dulles; director of public and church relations for the Lutheran Hospital Society of Southern California; civic affairs consultant to the California savings and loan industry; and dean and professor of government and speech at Woodbury University. In 1965, Mr. Terzian joined Charles Luckman Associates, an architectural firm, to handle its public relations throughout the United States and worldwide and began his own public relations firm, Carl Terzian Associates, in 1969. Mr. Terzian currently serves as a director on the board of Transamerica Investors, Inc. and Mercantile National Bank along with various non-profit boards, commissions, advisory groups, and task forces.

PROPOSAL 2

Proposal To Ratify And Approve The Selection Of Auditors

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent certified public accountants (“PricewaterhouseCoopers”), as our auditors for the current fiscal year. PricewaterhouseCoopers has audited our financial statements since 1984, and has no other relationship with or interest in us. A representative of PricewaterhouseCoopers is expected to attend the meeting and will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.

Fees Billed To Us By PricewaterhouseCoopers LLP For Fiscal Year 2003

Audit Fees

PricewaterhouseCoopers billed us an aggregate of approximately $113,000 and $111,000 in fees for professional services rendered for the audit of our annual financial statements for the fiscal years ended September 30, 2003 and September 30, 2002, respectively, and the reviews of the financial statements included in our Form 10-Q’s for fiscal 2003 and 2002.

Audit-Related Fees

PricewaterhouseCoopers billed us an aggregate of approximately $7,000 and $3,000 in fees for assurance and related services related to the audit of our annual financial statements for the fiscal years ended September 30, 2003 and September 30, 2002, respectively, and the reviews of the financial statements included in our Form 10-Q’s for fiscal 2003 and 2002.

Tax Fees

PricewaterhouseCoopers billed us an aggregate of approximately $0 and $3,000 in fees for tax compliance, tax advice, and tax planning services for the fiscal years ended September 30, 2003 and 2002, respectively.

All Other Fees

PricewaterhouseCoopers billed us an aggregate of approximately $0 and $42,000 for all other services performed in fiscal 2003 and 2002, respectively. These other services consisted primarily of litigation support and consulting services.

The Audit Committee has considered and concluded that the provision of the above services other than audit services is compatible with maintaining PricewaterhouseCoopers’ independence.

Our Audit Committee is directly responsible for interviewing and retaining our independent accountant, considering the accounting firm’s independence and effectiveness, and pre-approving the engagement fees and other compensation to be paid to, and the services to be conducted by, the independent accountant. The Audit Committee does not delegate these responsibilities. During each of the fiscal years ended September 30, 2002 and 2003, respectively, our Audit Committee pre-approved 100% of the services described above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE ABOVE PROPOSALS.

UNLESS A CONTRARY CHOICE IS SPECIFIED, PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR RATIFICATION AND APPROVAL OF THE ABOVE PROPOSALS.

SHAREHOLDER PROPOSALS AND OTHER MATTERS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, promulgated by the Securities and Exchange Commission, any shareholder of record desiring to have an appropriate proposal for action presented at next year’s Annual Meeting of Shareholders, now scheduled for February, 2005, who wishes to have it set forth in the Proxy Statement and form of Proxy for that Annual Meeting, must notify us and submit the proposal in writing for receipt at our executive offices as noted above not later than October 31, 2004. In order for proposals by stockholders not submitted in accordance with Rule 14a-8 to have been timely within the meaning of Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, that proposal must have been submitted so that it is received no later than November 24, 2004. In addition, in the event a stockholder proposal is not received by us by November 24, 2004, the Proxy to be solicited by the Board of Directors for the next Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares represented by the proxy if the proposal is presented at the next Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

In addition to the above procedure, additional information regarding shareholder communications with our Board of Directors can be found at our website at www.echo-inc.com

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K may be obtained without charge by any beneficial owner of our Common Stock upon written request addressed to Donna Rehman, Corporate Secretary, 730 Paseo Camarillo, Camarillo, CA 93010 or Email: drehman@echo-inc.com.

By order of the Board of Directors,

DONNA L. REHMAN
Corporate Secretary

Dated: January 7, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

AMENDED AND RESTATED
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF ELECTRONIC CLEARING HOUSE, INC.

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Electronic Clearing House, Inc., a Nevada corporation (the “Company”).

I.    PURPOSE

The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the Company’s internal and disclosure controls; (b) prepare the report of the audit committee required by the United States Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement; (c) retain and terminate the Company’s independent accountant; (d) approve audit and non-audit services to be performed by the independent accountant; and (e) perform such other functions as the Board may from time to time assign to the Committee. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountant and management of the Company.

II.    COMPOSITION

The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the SEC and the Nasdaq National Market System (“Nasdaq”). The members of the Committee and the Chairperson shall be selected by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer and the lead partner of the independent accountant.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand financial statements, and at least one member of the Committee shall be a “financial expert.” A member shall be deemed a “financial expert” if the Board determines that such person has, through education and experience as a public accountant or auditor, or a principal financial officer, controller, or principal accounting officer of a company that at the time the person held such position was required to file periodic reports with SEC, or experience in one or more positions that involve the performance of similar functions (or that results, in the judgment of the Board, in the person having similar expertise and experience), the following attributes:

•	An understanding of generally accepted accounting principles and financial statements;

•	Experience applying such generally accepted accounting principles in connection with the accounting for estimates, accruals, and reserves that are generally comparable to the estimates, accruals, and reserves, if any, used in the registrant’s financial statements;

•	Experience preparing or auditing financial statements that present accounting issues that are generally comparable to those raised by the registrant’s financial statements;

•	Experience with internal controls and procedures for financial reporting; and

•	An understanding of audit committee functions.

Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and Nasdaq. In addition, no member of the Committee may be an “affiliated person” of the Company or any of its subsidiaries (as such term is defined by the SEC). Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III.    MEETING REQUIREMENTS

The Committee shall meet as necessary, but at least quarterly, to enable it to fulfill its responsibilities. The Committee shall meet at the call of any member of the Committee, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent accountant or others whose advice and counsel are relevant to the issues then being considered by the

Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee should meet periodically with management and the independent accountant in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountant and management quarterly to review the Company’s financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company’s investment bankers, investor relations professionals and financial analysts who follow the Company.

IV.    COMMITTEE RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so as to ensure the Company remains in compliance with applicable legal and regulatory requirements. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.	Oversight of the Financial Reporting Processes

1.	In consultation with the independent accountant and management, review the integrity of the organization’s financial reporting processes, both internal and external.

2.	Review and approve all related-party transactions, unless such responsibility has been reserved to the full Board or delegated to another committee of the Board.

3.	Consider the independent accountant’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

4.	Annually review major issues regarding the Company’s auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies.

5.	Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

6.	Meet at least annually with the chief financial officer and the independent accountant in separate executive sessions.

7.	Review all analyst reports and press articles about the Company’s accounting and disclosure practices and principles.

8.	Review all analyses prepared by management and the independent accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.(1)

9.	Review with management and the independent accountant the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

B.  Review of Documents and Reports

1.	Review and discuss with management and the independent accountant the Company’s annual audited financial statements and quarterly financial statements (including disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation”) and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountant, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountant and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited consolidated financial statements in the Company’s annual report on Form 10-K.

2.	Review and discuss with management and the independent accountant earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

3.	Review the regular internal reports prepared by management.

4.	Review reports from management and the independent accountant on the Company’s subsidiaries and affiliates, compliance with the Company’s code(s) of conduct, applicable law and insider and related party transactions.

(1)	SAS No. 50 provides performance and reporting standards for written reports from accountants with respect to the application of accounting principles to new transactions and financial products or regarding specific financial reporting issues.

5.	Review with management and the independent accountant any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Prepare the report of the audit committee required by the rules of the SEC to be included in the Company’s annual proxy statement.

7.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

8.	Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountant.

C.	Independent Accountant Matters

1.	The Committee shall be directly responsible for interviewing and retaining the Company’s independent accountant, considering the accounting firm’s independence and effectiveness and approving the engagement fees and other compensation to be paid to the independent accountant.

2.	On an annual basis, the Committee shall evaluate the independent accountant’s qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountant to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountant’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountant, and any steps taken to deal with any such issues and (c) all relationships the independent accountant has with the Company and relevant third parties to determine the independent accountant’s independence. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountant, but also consulting, legal, information technology services and other professional services rendered by the independent accountant and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and of the Independence Standards Board.

3.	Approve in advance any non-audit services to be provided by the independent accountant and adopt policies and procedures for engaging the independent accountant to perform non-audit services.

4.	Review on an annual basis the experience and qualifications of the senior members of the audit team. Discuss the knowledge and experience of the independent accountant and the senior members of the audit team with respect to the Company’s industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company’s independent accountant.

5.	Review the performance of the independent accountant and terminate the independent accountant when circumstances warrant.

6.	Establish and periodically review hiring policies for employees or former employees of the independent accountant.

7.	Review with the independent accountant any problems or difficulties the auditor may have encountered and any “management” or “internal control” letter provided by the independent accountant and the Company’s response to that letter. Such review should include:

(a)	any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b)	any accounting adjustments that were proposed by the independent accountant that were not agreed to by the Company; and

(c)	communications between the independent accountant and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency.

8.	Communicate with the independent accountant regarding (a) critical accounting policies and practices to be used in preparing the audit report, (b) alternative treatments of financial information within the parameters of GAAP that were discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent accountant, (c) other material written communications between the independent accountant and management of the Company, and (d) such other matters as the SEC and Nasdaq may direct by rule or regulation.

9.	Periodically consult with the independent accountant out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

10.	Oversee the independent accountant relationship by discussing with the independent accountant the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountant has full access to the Committee (and the Board) to report on any and all appropriate matters.

11.	Discuss with the independent accountant prior to the audit the general planning and staffing of the audit.

12.	Obtain a representation from the independent accountant that Section 10A of the Securities Exchange Act of 1934 has been followed.

D.	Internal/Disclosure Control Matters

1.	Discuss with management policies with respect to risk assessment and risk management. Although it is management’s duty to assess and manage the Company’s exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company’s risk exposure.

2.	Establish regular and separate systems of reporting to the Committee by each of management and the independent accountant regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

3.	Following completion of the annual audit, review separately with each of management and the independent accountant any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

4.	Review with the independent accountant and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

5.	Advise the Board about the Company’s policies and procedures for compliance with applicable laws and regulations and the Company’s code(s) of conduct.

6.	Establish procedures for receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions from employees regarding questionable accounting or auditing matters.

7.	Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

8.	Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company’s financial statements materially misleading.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountant.

V.    ANNUAL EVALUATION PROCEDURES

The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The

Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI.    INVESTIGATIONS AND STUDIES

The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII.    MISCELLANEOUS

Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any shareholder of the Company who requests it.

Adopted by the Audit Committee and approved by the Board of Directors on December 8, 2003.

ELECTRONIC CLEARINGHOUSE, INC. 730 PASEO CAMARILLO CAMARILLO, CA 93010

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Electronic Clearing House, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ELCLH1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTRONIC CLEARING HOUSE, INC.

A VOTE FOR ALL PROPOSALS IS RECOMMENDED BY THE BOARD OF DIRECTORS:

Proposal 1.	To elect one Class II director to serve on the Board of Directors for a three-year term: Class II 01) Carl R. Terzian	For All / /	Withhold All / /	For All Except / /	To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.
The undersigned hereby confer(s) upon the proxies and each of them discretionary authority with respect to the election of directors in the event that the above nominee is unable or unwilling to serve.

Vote On Proposal

Proposal 2.	To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants of the Company for the fiscal year ending September 30, 2004:	For / /	Against / /	Abstain / /

The undersigned hereby revokes any other proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitation hereof, said proxies are authorized to vote in accordance with their best judgment.

The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated January 7, 2004, relating to the Annual Meeting.

Signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Share Certificate. If stock is jointly owned, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

Please indicate if you plan to attend this meeting	Yes / /	No / /

Name/Signature in which Stock is Held Date	Name/Signature if Held Jointly Date

ELECTRONIC CLEARING HOUSE, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF ELECTRONIC CLEARING HOUSE, INC.

The undersigned, a Shareholder of ELECTRONIC CLEARING HOUSE, INC., a Nevada corporation (the "Company"), hereby nominates, constitutes and appoints JOEL M. BARRY and ALICE L. CHEUNG, or any one of them, as proxy of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Shareholders of the Company, to be held on February 9, 2004, and any postponements or adjournments thereof, and in connection therewith, to vote and represent all of the shares of the Company which the undersigned would be entitled to vote, as noted on the reverse side of this card.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE REVERSE SIDE OR, TO THE EXTENT NO CONTRARY DIRECTION IS INDICATED, WILL BE TREATED AS A GRANT OF AUTHORITY TO VOTE FOR ALL PROPOSALS. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY CONFERS AUTHORITY TO AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXIES.